Exhibit 99.1

Helmerich & Payne, Inc. Canaccord Adams 2007 Global Energy Conference October 25, 2007 – Miami, Florida Investor Relations Contact: Juan Pablo Tardio – (918) 588-5383 – juanpablo.tardio@hpinc.com

The information contained within this presentation is forward looking and involves risks and uncertainties that could significantly impact expected results. A discussion of these risks and uncertainties is contained in the Company’s Form 10-K filed with the Securities and Exchange Commission on December 13, 2006.

H&P’s Global Rig Fleet 201 Total Rigs International 27 U.S. Offshore 9 Additional ** FlexRigs 7 Mobile & Conventional 39 Existing * FlexRigs 119 U.S. Land 165 * As of September 30, 2007. Includes a rig built in 2001 that was recently exposed to a well control incident. ** Four scheduled for delivery during the remainder of calendar 2007, and three in early 2008.

 Ongoing natural gas market concerns Rig capacity additions in the U.S. Certainly a time of challenges and opportunities H&P continues to deliver growth after the peak H&P’s Success in a Mixed Market Place

Peer Group EPS and CPS Growth Comparison Analyst Estimates FY2006-FY2007 EPS Growth (First Call Consensus, Oct 15 2007) -40% -30% -20% -10% 0% 10% 20% 30% 40% PTEN UNT GW NBR HP Analyst Estimates FY2006-FY2007 CPS Growth (First Call Consensus, Oct 15 2007) -40% -30% -20% -10% 0% 10% 20% 30% 40% PTEN NBR UNT GW HP

 Create value through efficiency and safety Provide the most innovative and advanced rigs Structure the organization required to support them Drive customers’ total well costs down Seize opportunities to expand market share Deliver premium margins and sustainable growth to shareholders H&P’s Differentiated Approach

Comparing Annual Trends in the U.S. Land Market H&P Large Peers Market Share Increasing Down Change in Activity Strong Growth Down Rig Utilization Remains Strong Down Customer Base Long Term Oriented Volatile Rig Quality Most Modern Old and Tired Term Contracts High % Thru 2009 Mixed Average Rig Margins Strong Premium Down

Annual Rig Activity Growth? Attrition? Changes in U.S. Land Average Rig Activity -20% -10% 0% 10% 20% 30% 40% 50% GW NBR PTEN UNT HP BHIL and Rig Count Growth in Average Active Rigs Growth/Decline from June 2006 Quarter Average to June 2007 Quarter Average `

Customer Sponsored Growth in the U.S. Announced New Builds with Customer Commitments Growth Sponsored by Customers (Using Company's 2005 U.S. Land Fleet as Base) 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% PTEN UNT GW NBR HP Sponsored Growth in U.S. Land Fleet

Growth in H&P's U.S. Land Fleet


Depth Capacity (in Feet)
4 - 14,000' (FlexRig4)
8 - 18,000' (Mobile & FlexRigs 1, 2 & 3)
18 - 25,000'+
U.S. Land Rigs
0
20
40
60
80
100
120
140
160
30
36
40
39
49
66
83
90
90
113
158
FY1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007E
Fiscal Year (Ending Sept 30)

HELMERICH & PAYNE, INC.

Technology and Quality Service Make a Difference U.S. Land Daywork Drilling Margins Quarter Ending June 30, 2007 $6,000 $7,000 $8,000 $9,000 $10,000 $11,000 $12,000 $13,000 $14,000 $15,000 GW NBR PTEN UNT FlexRig3 Estimated Average Daily Margins

H&P’s Growth in Operating Income * Excludes asset impairment charge. * H&P Segment Operating Income $0 $20 $40 $60 $80 $100 $120 $140 $160 Dec-01 Mar-02 Jun-02 Sep-02 Dec-02 Mar-03 Jun-03 Sep-03 Dec-03 Mar-04 Jun-04 Sep-04 Dec-04 Mar-05 Jun-05 Sep-05 Dec-05 Mar-06 Jun-06 Sep-06 Dec-06 Mar-07 Jun-07 Quarter Ending Operating Income per Quarter (Millions) International U.S. Offshore U.S. Land

H&P U.S. Land Term Contracts Term Contract Status - H&P U.S. Land (Including Committed New Builds) 0 20 40 60 80 100 120 Q4FY07 Q1FY08 Q2FY08 Q3FY08 Q4FY08 Q1FY09 Q2FY09 Q3FY09 Q4FY09 Number of Rigs (Estimated Quarterly Average) 0% 10% 20% 30% 40% 50% 60% Estimated % of Potential Revenue Days Contracted Term Contracts - Other Term Contracts - New Builds % on Term

 Construction program on schedule and on budget (As revised in August 2006) FlexRigs continue to outperform! FlexRig4 performance similar to FlexRig3’s Ample opportunity for further improvement FlexRig Construction and Performance

New Builds – H&P’s FlexRig Program The FlexRig Difference: Key Advantages Increased drilling productivity and reliability Variable frequency (AC) drives with increased precision and measurability Computerized electronic driller that precisely controls weight on bit, rotation and pressure Designed to move quickly from well to well Accelerated well programs and NPV gains A significantly enhanced and safer workplace Minimized impact to the environment Total well cost savings even at premium dayrates

A Bi-directional Skidding System to Accommodate Multiple Row Well Pads

FlexRig4 – Performance Sample 0 2,000 4,000 6,000 8,000 10,000 0 2 4 6 8 10 12 14 16 18 20 Time (days) Depth (ft) 2006 Competitor Average - Parachute H&P Avg - Parachute (wells 1-28) H&P Avg - Parachute (wells 29-87) ROCKY MOUNTAINS 39% Improvement 54% Improvement

FlexRig4 – Performance Sample 0 2,000 4,000 6,000 8,000 10,000 12,000 0 2 4 6 8 10 12 14 16 18 20 22 24 Time (days) Depth (ft) Customer's Target Curve Well #2 Spud: 3/9/07 @ 04:30 Well #3 Spud: 3/26/07 @ 01:00 Well #4 Spud: 4/21/07 @ 08:30 Well #5 Spud: 5/09/07 @ 04:00 FlexRig4S Barnett Shale 36% Improvement over 5 wells

Best Value Example – H&P vs. Competitors Estimated Field H&P FlexRig3 Competitor Average 2007 1. Drilling days 13 7.8 Completion days 2 2 Moving days 5 3 Total rig revenue days per well 20 12.8 2. Drilling contractor dayrate $19,500 $26,500 Operator’s other intangible $15,000 $15,000 cost per day estimate Total daily cost estimate $34,500 $41,500 Total cost per well (daily services) $690,000 $531,200 3. Total well savings with H&P – per well $158,800 per year $4.5MM

 Value added from FlexRig3 operations Significant H&P dayrate premium Increased wells per rig per year: 10.3 wells Early production: Incremental wells on production Lowest total well cost Best Value Example – H&P vs. Competitors

 Expansion continues Utilization remains high 100% of FlexRigs are contracted Average spot dayrates are declining slightly About 50% of the segment’s potential revenue days are under term contracts through fiscal 2009 H&P’s U.S. Land Operations

H&P U.S. Land Markets - 2000

H&P U.S. Land Markets - 2007

Five of nine offshore platform rigs are active Two are being prepared for term contracts Two are idle and are currently being marketed H&P’s U.S. Offshore Operations

 Dayrates and margins significantly improved during third fiscal quarter FlexRig in Tunisia performing well and generating increasing market interest Actively seeking growth opportunities around the world H&P’s International Operations

International Rig Count Continues to Increase 300 350 400 450 500 550 600 650 700 750 800 Dec-01 Mar-02 Jun-02 Sep-02 Dec-02 Mar-03 Jun-03 Sep-03 Dec-03 Mar-04 Jun-04 Sep-04 Dec-04 Mar-05 Jun-05 Sep-05 Dec-05 Mar-06 Jun-06 Sep-06 Dec-06 Mar-07 Jun-07 Quarter Ending International Average Land Rig Count $0 $2,000 $4,000 $6,000 $8,000 $10,000 $12,000 $14,000 $16,000 $18,000 $20,000 International Operations Average Rig Margin per Day H&P International Operations Average Rig Margin per Day Baker Hughes International Average Land Rig Count

 Incremental new build potential International opportunities for expansion Market share will shift to those with demonstrated performance and field results Control of its own new build construction effort affords H&P flexibility in meeting demand Key Considerations for H&P Going Forward

Our Culture Safety People Organizational Support The H&P Difference Beyond its Rig Fleet

End of Presentation

Additional References:

 Rig count remains strong Increasing demand for more difficult drilling New and improved rigs replacing old and tired rigs Greater focus on performance, safety and people Market Trends Aligned with H&P’s Strengths

The BH U.S. Land Rig Count is Not Declining 0 200 400 600 800 1,000 1,200 1,400 1,600 1,800 Mar-99 Jun-99 Sep-99 Dec-99 Mar-00 Jun-00 Sep-00 Dec-00 Mar-01 Jun-01 Sep-01 Dec-01 Mar-02 Jun-02 Sep-02 Dec-02 Mar-03 Jun-03 Sep-03 Dec-03 Mar-04 Jun-04 Sep-04 Dec-04 Mar-05 Jun-05 Sep-05 Dec-05 Mar-06 Jun-06 Sep-06 Dec-06 Mar-07 Jun-07 Quarter Ending Baker Hughes U.S. Land Average Rig Count $0 $2,000 $4,000 $6,000 $8,000 $10,000 $12,000 $14,000 $16,000 H&P's U.S. Land average rig margin per day H&P's U.S. Land average rig margin per day Baker Hughes U.S. Land Rig Count

Growing E&P Spending U.S. E&P Spending Estimates ( Data Source: The Original E&P Spending Survey - Lehman Brothers) $40.0 $45.0 $50.0 $55.0 $60.0 $65.0 $70.0 $75.0 $80.0 2005 (Dec 2005 Survey) (Jun 2006 Survey) (Dec 2006 Survey) (Dec 2006 Survey) (Jun 2007 Survey) U.S. E&P Spending (in Billions) 2007E 2007E 2006E 2006E 2006E

Increased Demand for More Difficult Drilling Active Rigs in U.S. Land Drilling for Natural Gas 0 200 400 600 800 1000 1200 1400 2003 2004 2005 2006 2007 Sample Week in May During Each Year Number of Active Rigs (Smith Bits S.T.A.T.S.) Horizontal or Directional Drilling Vertical Drilling

Alaska Lower 48 Non-Associated Unconventional Lower 48 Non-Associated Offshore Lower 48 Associated-Dissolved Lower 48 Non-Associated Conventional Onshore Projections History TCF Source: Energy Information Administration Annual Energy Outlook 2007 with projections to 2030 (February 2007) Unconventional Natural Gas Production Growing 0 2 4 6 8 10 1990 1995 2000 2005 2010 2015 2020 2025 2030

Increased Demand for More Difficult Drilling Active Rigs in Barnett Shale 0 50 100 150 200 250 2003 2004 2005 2006 2007 Sample Week in May During Each Year Number of Active Rigs (Smith Bits S.T.A.T.S.) Horizontal or Directional Drilling Vertical Drilling

Increased Demand for More Difficult Drilling Active Rigs in Piceance Basin 0 10 20 30 40 50 60 70 80 2003 2004 2005 2006 2007 Sample Week in May During Each Year Number of Active Rigs (Smith Bits S.T.A.T.S.) Horizontal or Directional Drilling Vertical Drilling

FlexRigs in Demand for More Difficult Wells Active Land Rigs Drilling Horizontal or Directional Wells (Data Source: Smith International, Inc. - S.T.A.T.S. - 5/11/07) 0% 10% 20% 30% 40% 50% 60% 70% Land Rigs, Industry Wide FlexRigs Percentage of Applicable Rig Fleet

Impact of Increasing Rig Count on NG Production Total U.S. Natural Gas Production and Rig Count 43,000 45,000 47,000 49,000 51,000 53,000 55,000 57,000 59,000 61,000 63,000 Jul-00 Oct-00 Jan-01 Apr-01 Jul-01 Oct-01 Jan-02 Apr-02 Jul-02 Oct-02 Jan-03 Apr-03 Jul-03 Oct-03 Jan-04 Apr-04 Jul-04 Oct-04 Jan-05 Apr-05 Jul-05 Oct-05 Jan-06 Apr-06 Jul-06 Oct-06 Jan-07 Apr-07 Jul-07 Million Cubic Feet per Day - 200 400 600 800 1,000 1,200 1,400 1,600 Baker Hughes Gas Rig Count Total Daily Dry Gas Production (E.I.A.) Baker Hughes Gas Rig Count

 Increasing focus on efficiency based on new technology Several step changes in drilling technology not available for older rigs Efficiency becoming essential in delivering total well cost savings Industry faces increasingly difficult technical challenges Mature drilling areas are becoming more technically challenging Unconventional gas plays require innovative, long-term solutions Old iron will eventually simply subside Is Retooling Necessary in U.S. and Abroad?

 Evolution of H&P’s Global Fleet 194 151 128 130 127 90 77 89 88 96 111 0 20 40 60 80 100 120 140 160 180 200 FY1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007E Fiscal Year (Ending Sept 30) Rigs Available International U.S. Offshore U.S. Land

AC Driven Systems & Integrated Top Drive Mechanized Tubular Handling Computerized Controls BOP Handling Driller’s Cabin Satellite Communications Rig Move Capabilities Leader in New Ideas & Applied Technology 31

Driller on a Conventional Rig vs. FlexRig

Roughnecks on a Conventional Rig vs. FlexRig

H&P’s Organizational Support Structure

 FlexRig3 Performance Highlights of FlexRig3s 1. Field performance vs. customers’ planned drill curves 1534 complete wells as of 1 October 2007 1033 wells (67%) under or on 501 wells (33%) over 2. 73% of FlexRig3s are currently drilling directional, more technically difficult wells.

 FlexRig4 Performance Highlights of FlexRig4s 1. Field performance vs. customers’ planned drill curves 839 complete wells as of 1 October 2007 575 wells (69%) under or on 264 wells (31%) over 2. 72% of FlexRig4s are currently drilling directional, more technically difficult wells.

Delivering Safety – H&P vs. Industry (IADC) U.S. Land Safety Performance (1994 – Sep 07) 12–Month Rolling Average Incidence Rates INCIDENTS PER 200,000 MANHOURS MANHOURS WORKED (MM) IADC 2Q07 TRIR = 5.05 H&P TRIR = 2.06 8.4 MM H&P MANHOURS 0 2 4 6 8 10 12 14 16 94 95 96 97 98 99 00 01 02 03 04 05 06 2Q07 Sep-07 YEAR 0 2 4 6 8 10 12 14 16

Safety Excellence Also Generates Savings Reduced Workers Comp and General Liability Losses per Man Hour EMR = Experience Modifier Ratio (Average = 1.00) Actual Cost Per Man Hour Worked U.S. Land & Offshore Operations $0.00 $0.50 $1.00 $1.50 $2.00 $2.50 1986 1988 1990 1992 1994 1996 1998 2000 2002 2004 2006 COST/MAN HOUR $0.00 $0.50 $1.00 $1.50 $2.00 $2.50 EMR FY06 = .30 FY05 = .32 FY04 = .32 FY03 = .34 FY02 = .37 FY01 = .38 FY00 = .41 FY99 = .38 FY98 = .37

Personnel Development Center Health, Safety and Environmental (HSE) People Skills and Leadership Technical (Equipment Support) Administration (Payroll, Supply Chain)

Performance Example: H&P FlexRig3 East Texas 0 2,000 4,000 6,000 8,000 10,000 0 5 10 15 20 25 Time (days) Depth (ft) Competitor Avg. August 2002 H&P Best Well to Date • 93 wells completed (86 under target)

Sales of H&P's Stock Portfolio 0 1 2 3 4 5 6 7 2003 2004 2005 2006 2007E Fiscal Year (Ending Sep 30) Shares Held (in Millions) Adjusted for Splits $- $10 $20 $30 $40 $50 $60 $70 Annual Portfolio Sales (in Millions, Net of Minor Additions) Annual Sales SBL Shares ATW Shares

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